MANAGERS AMG FUNDS

- Skyline Special Equities Portfolio

PROSPECTUS
December 31, 2007
(As supplemented January 18, 2008)

PROVIDING ACCESS TO EXCELLENCE

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

P033-1207

managers
INVESTMENT GROUP LLC

TABLE OF CONTENTS

2-7	SUMMARY OF THE FUND

Skyline Special Equities Portfolio

Summary of Principal Risks

Other Important Information about the Fund and its Investment Strategies and Risks

Fund Management

8-13	SHAREHOLDER GUIDE

Your Account

Investing Through an Intermediary

Transaction Policies

How to Buy or Sell Shares

Investor Services

Federal Income Tax Information

14	FINANCIAL HIGHLIGHTS

Skyline Special Equities Portfolio

14	HOW TO CONTACT US

Managers Investment Group

SUMMARY OF THE FUND

FUND FACTS

Investment Style:

Small Cap Value

Benchmarks:

Russell 2000® Value

Russell 2000®

S&P 500®

Ticker:

SKSEX

Subadvisor:

Skyline Asset Management, L.P.

(“Skyline”)

The Russell 2000® Value Index and the Russell 2000® Index are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

The S&P 500® Index is proprietary data of Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. All rights reserved.

SKYLINE SPECIAL EQUITIES PORTFOLIO

OBJECTIVE

The Fund’s investment objective is to seek maximum capital appreciation primarily through investment in common stocks that Skyline considers to be under valued.

FOCUS

The Fund is a small cap value investment. The Fund invests primarily in the common stocks of small capitalization U.S. companies. Skyline generally considers a company to be a “small capitalization” company if its outstanding shares have an aggregate market value of less than $2 billion at the time of purchase. The Fund emphasizes investments in companies that have below average valuations and above average earnings growth prospects. The Fund may also invest in stocks that are depressed due to current problems at the company, but for which Skyline has an expectation that the company’s operations will improve.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

PRINCIPAL INVESTMENT STRATEGIES

Skyline, the Subadvisor to the Fund, employs an investment and research group with three investment teams each covering specific sectors of the small cap universe. When looking for investment ideas, the investment and research group relies on a number of sources, both internal and external. Typical sources used to identify prospects include outside research services, computer screening, and an internally-developed watch list of stocks. The investment and research group screens stocks using:

•	Valuation measures, including price to earnings, price to book, price to cash flow, and price to sales ratios;

•	Earnings growth prospects;

•	Small capitalization range; and

•	Bottom-up approach – one stock at a time, without market forecasts.

Potential investments that pass the initial review stage are researched in-depth by a member of the investment and research group. For most stocks that are researched, a member of the investment and research group:

•	Reviews corporate documents;

•	Reviews existing research reports written by third-party sources;

•	Prepares a comprehensive income statement model;

•	Reviews industry comparisons; and

•	Meets and talks with the company’s senior management, usually the CFO and/or the CEO.

If the stock still appears to be an attractive investment after that in-depth research, it is presented to the investment and research group for discussion. After the investment and research group’s review, the particular investment team covering the security (the “lead investment team”) makes the final buy decision.

2	Managers Investment Group

SUMMARY OF THE FUND

SKYLINE SPECIAL EQUITIES PORTFOLIO

After an investment is made, Skyline’s investment and research group regularly monitors the security so that the investment remains within the Fund’s investment strategies. The lead investment team frequently reviews each portfolio holding to determine if they would still purchase the security in current market conditions. If not, the stock will be sold and replaced with a stock that Skyline believes has more favorable prospects. In general, a stock is replaced when it reaches its sell target or when fundamental conditions change such that the original investment thesis is no longer valid.

HOW THE FUND INVESTS

The Fund seeks maximum capital appreciation primarily through investing in common stocks that the Subadvisor considers to be undervalued.

The Fund invests in companies that generally fall into one of the following three categories:

1.	A company that is selling at a price/earnings ratio below the average for the overall stock market, and that Skyline believes will achieve above-average growth in earnings.

2.	A company that has experienced problems leading to a depressed stock price where Skyline believes that there is a reasonable likelihood that the company’s operations will improve.

3.	A company that does not fall into the above categories, but, because of special circumstances, appears undervalued and, consequently, offers potential for appreciation.

The Fund invests primarily in the common and preferred stocks of small capitalization U.S. companies whose outstanding shares have an aggregate market value of less than $2 billion at the time of purchase. Skyline attempts to identify companies that it believes have been neglected by the investment community.

PRINCIPAL RISKS

•	Liquidity Risk—particular investments may be difficult to sell at the best price.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions.

•

Sector Risk—companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

•	Small-Capitalization Stock Risk—small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies.

•

Value Stock Risk—value stocks may never reach what Skyline believes are their full market values; companies whose securities may be characterized as “value” may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

PORTFOLIO MANAGERS

William F. Fiedler

Partner and Portfolio Manager

Michael Maloney

Partner and Portfolio Manager

Mark N. Odegard

Partner and Portfolio Manager

See “Fund Management” on page 7 for more information on the portfolio managers.

Managers Investment Group	3

SUMMARY OF THE FUND

SKYLINE SPECIAL EQUITIES PORTFOLIO

PERFORMANCE SUMMARY

The performance information shown is that of the predecessor to the Fund, the Skyline Special Equities Portfolio, a series of Skyline Funds, which was reorganized into the Fund on December 31, 2007.

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate for your overall investment allocation if you are:

•	Looking to gain exposure to small-cap companies.

•	Diversifying equity investments that may primarily be held in large-cap companies.

•	Seeking exposure to value-oriented investments.

•	Willing to accept short-term volatility of returns.

Calendar Year Total Returns

Best Quarter: 21.93% (2nd Quarter 2003)

Worst Quarter: -20.91% (3rd Quarter 2002)

Average Annual Total Returns as of 12/31/061

Skyline Special Equities Portfolio	1 Year	5 Years	10 Years	Since Inception 4/23/87
Return Before Taxes	18.71%	14.90%	11.94%	14.42%
Return After Taxes on Distributions	15.80%	12.73%	10.21%	11.98%
Return After Taxes on Distributions and Sale of Fund Shares	15.04%	12.46%	9.90%	11.71%
Russell 2000® Value[2]	23.48%	15.37%	13.27%	12.75%[3]
Russell 2000®[2]	18.37%	11.39%	9.44%	10.04%
S&p 500®[2]	15.79%	6.19%	8.42%	10.98%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

The Russell 2000® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price to book ratios. The Russell 2000® Index is an unmanaged, market-value weighted index comprised of small-sized companies. The S&P 500® Index is an unmanaged, widely quoted stock market index that includes 500 of the largest companies publicly traded in the U.S. The Indexes reflect no deduction for fees, expenses or taxes. All third-party trademarks are the property of their owners.

[3]	Index return is calculated from an inception date of 5/1/87.

4	Managers Investment Group

SUMMARY OF THE FUND

SKYLINE SPECIAL EQUITIES PORTFOLIO

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	2.00%[1]

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.90%
Distribution (12b-1) Fees	None
Other Expenses[2]	0.57%
Total Annual Fund Operating Expenses[3]	1.47%
Fee Waiver and Reimbursements[3]	(0.15)%
Net Annual Fund Operating Expenses[3]	1.32%

[1]	Applies to redemptions or exchanges occurring within 30 days of purchase. See Redemption and Exchange Fee on page 9.

[2]	Other Expenses reflect operating expenses that are expected to be incurred during the current fiscal year, and, because the Fund is new, are based on estimates for the current fiscal year.

[3]

The Investment Manager has contractually agreed, through at least December 31, 2009, to limit Annual Operating Expenses (exclusive of taxes, interest, brokerage costs, acquired fund fees and expenses, and extraordinary items) to 1.32%. Acquired fund fees and expenses are not subject to waiver and do not factor into the Fund’s contractual expense limitation.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$134	$435	$773	$1,731

The Example reflects the impact of the Fund’s contractual expense limitation through December 31, 2009. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	5

SUMMARY OF THE FUND

SUMMARY OF PRINCIPAL RISKS

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these illiquid investments at the best prices. Investments in non-U.S. investments, restricted securities, securities having small market capitalization, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

MARKET RISK

Market prices of securities held by the Fund may fall rapidly or unpredictably. The prices of stocks will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity securities generally have greater price volatility than fixed income securities. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

SECTOR RISK

Companies that are in similar businesses may be similarly affected by particular economic or market events. As a result, the Fund’s performance could be more volatile than the performance of a fund that is more diversified across industries and sectors. Because the Fund seeks investments in sectors of the market that correspond with those sectors currently represented in one of the benchmark indexes of the Fund (Russell 2000® Value Index, Russell 2000® Index, or S&P 500® Index) and to the extent such index is exposed substantially to certain sectors of the market, the Fund will also be subject to the risks of that sector or sectors.

SMALL-CAPITALIZATION STOCK RISK

Small-capitalization companies involve more risk than larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. The Fund may underperform other stock funds (such as medium- and large-company stock funds) when stocks of small-capitalization companies are out of favor.

VALUE STOCK RISK

Value stocks present the risk that a stock may decline or never reach what Skyline believes is its full market value, either because the market fails to recognize what Skyline considers to be the company’s true business value or because Skyline’s assessment of the company’s prospects is wrong. Companies whose securities may be characterized as “value” may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks during given periods.

OTHER IMPORTANT INFORMATION ABOUT THE FUND AND ITS INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in this Prospectus, the Fund may also make other types of investments, and, therefore, may be subject to other risks. Some of these risks are described in the Fund’s Statement of Additional Information (“SAI”).

TEMPORARY DEFENSIVE MEASURES

The Fund may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategies. When Skyline believes a temporary defensive position is necessary, the Fund may invest in high-quality, fixed-income securities or hold assets in cash or cash equivalents. Taking a defensive position might prevent the Fund from achieving its investment objective.

PORTFOLIO TURNOVER

Skyline may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. Higher portfolio turnover may adversely affect the Fund’s performance by increasing transaction costs and may increase your tax liability. Because of the Fund’s flexibility of investment and emphasis on growth of capital, the Fund may have a greater portfolio turnover than mutual funds that have primary objectives of income or maintenance of a balanced investment position. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances.

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available on the Fund’s Web site at www.managersinvest.com.

INVESTMENT OBJECTIVES

The Fund’s investment objective may be changed without shareholder approval.

6	Managers Investment Group

SUMMARY OF THE FUND

FUND MANAGEMENT

The Fund is a series of Managers AMG Funds, a Massachusetts business trust (the “Trust”). The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

The Investment Manager, located at 800 Connecticut Avenue, Norwalk, Connecticut 06854, is an independently-managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of the Subadvisor to the Fund. Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly-owned subsidiary of the Investment Manager, serves as the Fund’s distributor.

Skyline has day-to-day responsibility for managing the Fund’s portfolio and has managed the Fund and its predecessor, the Skyline Special Equities Portfolio, a series of Skyline Funds (the “Predecessor Fund”), since 1995. Skyline, located at 311 South Wacker Drive, Suite 4500, Chicago, Illinois, was formed in 1995 and is organized as a limited partnership. Skyline is owned by its senior management, AMG/Midwest Holdings, Inc., and AMG. The general partner of Skyline is AMG/Midwest Holdings, Inc. As of December 31, 2006, Skyline had assets under management of approximately $1.4 billion. Sklylines’ day-to-day management of the Fund is divided among three investment and research teams, each covering specific sectors of the small-cap universe. William F. Fiedler, Michael Maloney and Mark N. Odegard are the portfolio managers jointly and primarily responsible for managing the Fund’s investments, and each lead one of these three teams. Mr. Fiedler leads the team that covers consumer materials and processing, and health care. Mr. Maloney leads the team that covers financial services and utilities. He is also responsible for monitoring sector weightings and has final authority if the research teams cannot arrive at a consensus regarding sector weightings. Mr. Odegard leads the team that covers autos and transportation, energy, producer durables and technology stocks. William Fiedler is a partner of Skyline and served as a portfolio manager of the Predecessor Fund from January 1, 2005 to December 31, 2007. Prior to becoming a portfolio manager at Skyline, Mr. Fiedler served in the research and portfolio management group of Skyline from 2001 to 2004. He has served as a partner of Skyline since 1999. Michael Maloney is a partner of Skyline and served as a portfolio manager of the Predecessor Fund from January 1, 2005 to December 31, 2007. Mr. Maloney worked in the portfolio management and investment and research groups of Skyline from 2001 to 2004. He has served as a partner of Skyline since 1995. Mark N. Odegard is a partner of Skyline and served as a portfolio manager of the Predecessor Fund from January 1, 2005 to December 31, 2007. Mr. Odegard also worked in the portfolio management and investment and research groups of Skyline from 2001 to 2004. He has served as a partner of Skyline since 1999.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.90% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Skyline a portion of this fee for its services as Subadvisor.

Additional information regarding other accounts managed by the Portfolio Managers, and their compensation and ownership of Fund shares is available in the Fund’s SAI.

A discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement with respect to the Fund between the Trust and the Investment Manager and the Subadvisory Agreement between the Investment Manager and Skyline will be available in the shareholder report for the fiscal year ended December 31, 2007.

Managers Investment Group	7

SHAREHOLDER GUIDE

YOUR ACCOUNT

As an investor, you pay no sales charge to invest in the Fund or to redeem out of the Fund. Your purchase or redemption of Fund shares is based on the Fund’s share price. The price at which you purchase and redeem your shares is based on the net asset value per share (“NAV”) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. The Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also receive that day’s offering price provided the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Therefore, the Fund’s NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

FAIR VALUE POLICY

The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, the Fund’s investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. The Fund uses the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and not resumed before the Fund calculates its NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when the Fund calculates its NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	The Investment Manager determines that a market quotation is inaccurate.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments.

The Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker-dealer, or other financial intermediary, rather than directly with the Fund, the policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Fund may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and may pay fees to these firms in return for participation in these programs for servicing shareholders. The servicing fees are paid out of the assets of the Fund on an ongoing basis and will increase the cost of your investment.

The Investment Manager and/or the Distributor may pay compensation (directly and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the NAV or the price of the Fund’s shares.

8	Managers Investment Group

SHAREHOLDER GUIDE

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Fund with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

BUYING AND SELLING SHARES

You may buy shares of the Fund once you set up an account. You also may buy additional shares or sell your shares anytime. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. The Fund’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York Time.

REDEMPTION AND EXCHANGE FEE

The Fund will deduct a redemption/exchange fee of 2.00% (the “Redemption/Exchange Fee”) from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 30 days of the purchase of those shares. For the purpose of determining whether a redemption is subject to the Redemption/Exchange Fee, redemptions of shares of the Fund are conducted on a first in/first out (FIFO) basis such that shares with the longest holding period will be treated as being redeemed first and shares with the shortest holding period will be treated as being redeemed last.

The Redemption/Exchange Fee is paid to the Fund and is intended to offset transaction and other expenses caused by short-term trading. The Redemption/Exchange Fee will not apply to redemptions (including redemptions by exchange) (1) of shares purchased through reinvestment of dividend or capital gain distributions, (2) under hardship circumstances (as determined by the Investment Manager in its discretion, based on a case-by-case analysis), or (3) of shares where the application of the Redemption/Exchange Fee would cause the Fund, or an asset allocation program of which the Fund is a part, to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder. Short-term trades not subject to a Redemption/Exchange Fee as a result of these exceptions may result in additional costs to the Fund that would have been otherwise recouped, in whole or in part, if a Redemption/Exchange Fee were applied. The Redemption/ Exchange Fee will only apply to redemptions of shares purchased through a financial intermediary such as a broker, retirement plan administrator, or bank or trust company if the financial intermediary has indicated that it will administer the Redemption/Exchange Fee. If you invest through a financial intermediary, contact your intermediary to determine whether the Redemption/Exchange Fee applies to you and any restrictions on your trading activity. The Fund reserves the right to modify the terms of, or terminate, the Redemption/Exchange Fee at any time upon 60 days’ advance notice to shareholders.

PROCESSING ORDERS

If you sell shares in the Fund, the Fund will send your check to the address we have on file for your account. If the sale of your shares follows a purchase by check, the Fund may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House (ACH) transactions are also subject to a 15 calendar day holding period.

Managers Investment Group	9

SHAREHOLDER GUIDE

HOW TO BUY OR SELL SHARES

	If you wish to open an account and buy shares...	If you wish to add shares to your account...	If you wish to sell shares*

Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional

On your own: By mail	Complete the account application, then mail the application and a check payable to Managers: Managers c/o PFPC, Inc. P.O. Box 9769 Providence, RI 02940-9769	Send a letter of instruction and a check payable to Managers: Managers c/o PFPC, Inc. P.O. Box 9769 Providence, RI 02940-9769 (Include your account number and fund name on your check)

Write a letter of instruction containing:

•        Name of the Fund

•        Dollar amount or number of shares you wish to sell

•        Your name

•        Your account number

•        Signatures of all account owners

Mail your letter to:

Managers

c/o PFPC, Inc.

P.O. Box 9769

Providence, RI 02940-9769

By telephone	Not available	If your account has already been established, call us at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539. Telephone redemptions are available only for redemptions of less than $50,000.

Over the Internet	Not available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Web site at www.managersinvest.com

By bank wire	Not available

Instruct your bank to wire monies to:

PNC Bank, N.A.

Philadelphia, PA

ABA #031000053

FFC to: 8614972935

Managers

Attn: Control Department

FBO shareholder name, account number, and Fund name

(Your bank may charge you a fee for this service; call us at 800.548.4539 if you have questions)

Available if bank wire instructions are on file for your account

*	Redemptions of $50,000 and over require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA). Telephone redemptions are available only for redemptions that are below $50,000.

10	Managers Investment Group

SHAREHOLDER GUIDE

INVESTMENT MINIMUMS

Your cash investments in the Fund must be in U.S. dollars. We do not accept third-party or “starter” checks.

Skyline Special Equities Portfolio

	Initial Investment	Additional Investments
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, father/mother-in-laws, sister/brother-in-laws, daughter/son-in-laws, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, the Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

SIGNATURE GUARANTEE

If you are selling $50,000 or more worth of shares, you will need to provide the Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareowners added protection because it guarantees that the person who signs the transaction request is the actual shareowner or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker/dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The Fund is not responsible for any losses due to unauthorized transactions as long as the Fund follows reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Fund at 800.548.4539 for instructions.

LIMITATIONS ON THE FUND

The Fund may restrict or limit certain transactions including but not limited to the following examples:

•	Redeem your account if its value falls below $500 due to redemptions you make, but not until after the Fund gives you 60 days’ notice and the opportunity to reestablish your account balance;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the SEC restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if the Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Frequent Trading Policy” below.) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or change the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as “market timing.” These activities may disrupt management of the Fund’s portfolios, increase the Fund’s expenses, and have a negative impact on the Fund’s performance. The Redemption/Exchange Fee, described on page 9, is intended, in part, to discourage such short-term and frequent trading of the Fund’s shares.

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Fund’s Transfer Agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among

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SHAREHOLDER GUIDE

the Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Fund’s Transfer Agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The Fund may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Fund and its shareholders. Transactions accepted by a financial intermediary that violate the Fund’s frequent trading policies are not considered to be acceptable by the Fund, and the Fund may reject them on the next business day after the financial intermediary has received them.

Although the Fund uses reasonable efforts to prevent market timing activities in the Fund, its efforts may not always succeed. For example, although the Fund strives to apply these policies and procedures uniformly to all accounts, the Fund receives certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Fund. Although the Fund has attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Fund’s ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Fund and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may arrange to make automatic deductions at regular intervals from a designated bank account.

AUTOMATIC REINVESTMENT PLAN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Fund.

AUTOMATIC REDEMPTIONS

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Fund will complete the redemption on the next business day.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

To enhance your investment flexibility, we allow you to exchange your shares of the Fund for other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all Funds managed by the Investment Manager offer all classes of shares or are open to new investors.

•	The value of the shares exchanged must meet the minimum purchase requirement of the Fund for which you are exchanging them.

The Fund charges a 2.00% redemption/exchange fee, described on page 9, on any exchange of Fund shares occurring within 30 days of the purchase of these shares. Other than this redemption/exchange fee, there is no other fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” on page 13.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

You can request your exchange in writing; by telephone (if elected on the application); by Internet; or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the Prospectus of any Fund that you are considering for an exchange. When you purchase the Fund’s shares by exchange, the same terms and conditions that apply to any new investment in that Fund also apply to the exchange. The Fund may discontinue, alter, or limit the exchange privileges at anytime.

ACCOUNT STATEMENTS

The Fund will send you quarterly and yearly statements with details about your account activity. The Fund will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your Fund. In addition, you will receive a confirmation after each trade execution.

DIVIDENDS AND DISTRIBUTIONS

The Fund normally declares and pays any income dividends and net capital gain distributions, if any, annually in December. Most

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SHAREHOLDER GUIDE

investors have their dividends and distributions reinvested in additional shares, and the Fund will do this automatically unless you request otherwise. You may also change your election anytime by giving the Fund written notice at least 10 days before the scheduled payment date.

CHANGES TO YOUR ACCOUNT

The Fund will mail correspondence and other materials to the address on file for you. Please notify the Fund immediately of any changes to your address or to other information that might affect your account.

FEDERAL INCOME TAX INFORMATION

The following tax information is general and describes certain federal income tax consequences of an investment in the Fund under the Internal Revenue Code of 1986, as amended (the “Code”), and as in effect as of the date of this prospectus. The Fund does not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, brokerage dealers, and foreign persons that may qualify for special treatment under the federal income tax laws. You should consult a tax advisor about the federal, state, local, and foreign tax consequences to you of your investment in the Fund based on your particular circumstances.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

Distributions of investment income, whether reinvested or taken as cash, are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owns or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly designated by the Fund as capital gain dividends are taxable as long-term capital gains.

•	Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less are taxable as ordinary income.

•

Properly designated distributions of “qualified dividend income” are taxable at the rate that applies to long-term capital gains provided that both you and the Fund meet certain holding period and other requirements.

TAXABILITY OF TRANSACTIONS

The Fund’s investment in certain debt instruments may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund. In addition, the Fund’s investment in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Any gain that results from the sale or exchange of your shares is generally also subject to federal income tax. Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws are not taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

TAX WITHHOLDING

To avoid withholding of taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security number (SSN) or other taxpayer identification number (TIN);

•	Certify that your SSN or TIN is correct; or

•	Certify that you are exempt from withholding.

In addition, the Fund must also withhold taxes on distributions and sale proceeds if the IRS notifies the Fund that the SSN or TIN you provided is incorrect, or the IRS notifies the Fund that you have failed to properly report certain interest and dividend income.

Managers Investment Group	13

FINANCIAL HIGHLIGHTS AND HOW TO CONTACT US

The following table is intended to help you understand the Fund’s recent past financial performance and is based on the financial information of its Predecessor Fund (the Skyline Special Equities Portfolio, a series of Skyline Funds). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information presented has been audited and reported on by PricewaterhouseCoopers LLP, the Predecessor Fund’s independent registered public accountants, from 2004 to present. The information for the period from 2001 through 2003 was audited by another independent registered public accounting firm. The auditor’s report, the Predecessor Fund’s financial statements, and further information about the Predecessor Fund’s performance is contained in the Predecessor Fund’s Annual Report, which is available upon request.

	For the fiscal year ended December 31,
Skyline Special Equities Portfolio	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$25.43	$28.64	$27.78	$20.86	$22.50
Income from Investment Operations:
Net investment loss	(0.09)[1]	(0.11)[1]	(0.13)[1]	(0.06)[1]	(0.06)[1]
Net realized and unrealized gain/(loss) on investments	4.86	3.32	4.68	8.54	(1.58)
Total from investment operations	4.77	3.21	4.55	8.48	(1.64)
Less distributions from net realized gains on investments	(4.21)	(6.42)	(3.69)	(1.56)	—
Net asset value at end of year	$25.99	$25.43	$28.64	$27.78	$20.86
Total Return	18.71%	10.89%	16.61%	40.71%	(7.29%)
Ratios/Supplemental data
Ratio of expenses to average net assets	1.44%	1.47%	1.47%	1.48%	1.48%
Ratio of net investment loss to average net assets	(0.33%)	(0.39%)	(0.47%)	(0.26%)	(0.26%)
Portfolio turnover rate	68%	51%	47%	52%	81%
Net assets at end of year (000’s omitted)	$566,023	$518,975	$566,356	$524,575	$378,839

[1]	Based on monthly average shares outstanding.

HOW TO CONTACT US

MANAGERS AMG FUNDS

INVESTMENT MANAGER AND ADMINISTRATOR

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

203.299.3500 or 800.835.3879

DISTRIBUTOR

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

CUSTODIAN

The Bank of New York Mellon Corporation

2 Hanson Place

Brooklyn, New York 10286

SUBADVISOR

Skyline Asset Management, L.P.

311 South Wacker Drive

Suite 4500

Chicago, Illinois 60606

LEGAL COUNSEL

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

TRANSFER AGENT

PFPC, Inc.

P.O. Box 9769

Providence, Rhode Island 02940-9769

800.548.4539

TRUSTEES

Jack W. Aber

William E. Chapman, II

Edward J. Kaier

William J. Nutt

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

14	Managers Investment Group

PRIVACY POLICY

We recognize the importance of safeguarding your personal information. Your privacy is a priority, and we have designed policies and practices to achieve this goal.

As a mutual fund company, we may receive personal information from our customers, some of which is “nonpublic.” We receive this information from the following sources:

•	Information received from account applications and other forms including your address, date of birth, and social security number.

•	Information relating to your transactions with us, our affiliates, and others, such as the purchase and sale of securities and account balances.

We do not sell information about you to outside marketing firms. As a matter of policy, we do not disclose nonpublic personal information about our present or former customers to third parties, including our affiliates, except as required or permitted by law (including as necessary for third parties to perform under their agreements with respect to the Fund). For example, we may disclose nonpublic personal information in order to process a transaction or service an account, to comply with legal requirements, or upon the request of the customer. In addition, we may disclose information to non-affiliated companies that from time to time are used to provide certain services, such as soliciting proxies or preparing and mailing prospectuses, reports, account statements, and other information. We may also share nonpublic personal information with our affiliates in connection with servicing customer accounts.

We restrict access to nonpublic personal information to those employees and service providers who are involved in providing products or services to our customers. In addition, we maintain physical, electronic, and procedural safeguards in order to protect your nonpublic personal information.

(Not part of the Prospectus)

Managers Investment Group

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WHERE TO FIND ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information (“SAI”), and when available, annual report, and semiannual report contain additional information about the Fund and its investments. The annual and semiannual reports include a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the previous fiscal year.

To request free copies of these materials or to make other inquiries, please contact the Fund:

•	By telephone:

800.835.3879

•	By mail:

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

•	On the Internet:

Electronic copies are available on our Web site at

www.managersinvest.com

Information about the Fund, including the Fund’s current SAI and, when available, annual and semiannual reports, is on file with the Securities and Exchange Commission (SEC). The Fund’s SAI is incorporated by reference into (is legally part of) this Prospectus.

Reports and other information about the Fund are also available on the EDGAR database of the SEC’s Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may also review and copy information about the Fund at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.

© 2008 Managers Investment Group LLC

Investment Company Act Registration Number 811-09521

www.managersinvest.com